Exhibit No. 10.27

                                                          EXECUTION COPY




         AMENDMENT No. 4 dated as of October 10, 2002, to (a) the Credit Agreement dated as of February 23, 2001, as amended (the "Credit Agreement"), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation (the "Canadian Borrower"), Compass Foods, Inc., Borman's, Inc., Kohl's Food Stores, Inc., Shopwell, Inc., Waldbaum, Inc., Super Fresh Food Markets, Inc. and Super Market Service Corp.(together with the Company, the "U.S. Borrowers" and the U.S. Borrowers together with the Canadian Borrower, the "Borrowers"), the banks party thereto (the "Lenders"), JPMORGAN CHASE BANK (successor to The Chase Manhattan Bank), a New York banking corporation ("JPMCB"), as agent for the U.S. Lenders (in such capacity, the "U.S. Administrative Agent"), and J.P. MORGAN BANK CANADA formerly known as The Chase Manhattan Bank of Canada, a Canadian chartered bank ("JPMorgan Bank Canada"), as agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent"), (b) the U.S. Security Agreement dated as of February 23, 2001 (the "U.S. Security Agreement"), among the Company, the Subsidiaries of the Company named therein (such Subsidiaries and the Company, collectively, the "Grantors") and JPMCB, as collateral agent (in such capacity, the "Collateral Agent") and
(c) the Canadian Security Agreement dated as of February 23, 2001 (the "Canadian Security Agreement" and together with the U.S. Security Agreement, the "Security Agreements"), among the Canadian Borrower, the Great Atlantic and Pacific Tea Company, Limited ("Canadian Holdco"), each Subsidiary of the Canadian Borrower named therein (such Subsidiaries, the Canadian Borrower and Canadian Holdco, collectively, the "Canadian Grantors") and JP Morgan Bank Canada, as Canadian collateral agent (in such capacity, the "Canadian Collateral Agent").


                  A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Pursuant to (i) the Security Agreement, the Grantors have granted security interests in favor of the Collateral Agent and (ii) the Canadian Security Agreement, the Grantors have granted security interests in favor of the Canadian Collateral Agent.

                  C. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Security Agreements as set forth herein.

                  D. The undersigned Lenders are willing to so amend the Credit Agreement and the Security Agreements, in each case pursuant to the terms and subject to the conditions set forth herein.

                  E. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement and the Security Agreements.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1. Amendments. (a) Section 6.12 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting in lieu thereof the following:

                              Period                               Ratio

                  Effective Date and thereafter               1.40 to 1.00

                  (b) Section 4.14 of the U.S. Security Agreement is hereby amended by (i) deleting from the beginning of the second sentence thereof the words, "Within 90 days after the Effective Date," and substituting in lieu thereof the following: "On or prior to January 10, 2003,", (ii) deleting from the second sentence thereof the words, "fourth fiscal quarter in the fiscal year ended February 24, 2001" and substituting in lieu thereof the following: third fiscal quarter in the fiscal year ending February 22, 2003", (iii) deleting the proviso from the second sentence thereof, and (iv) deleting from the third sentence thereof the words, "at least 90 days after the Effective Date" and substituting in lieu thereof the following: "after January 10, 2003".

                  (c) Paragraph (a) of Section 5.01 of the Canadian Security Agreement is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following:

                  (a) The Canadian Grantors shall use commercially reasonable efforts to establish, pursuant to agreements with each of the Relationship Banks, in form and substance satisfactory to the Canadian Collateral Agent, acting reasonably (each a "Blocked Account Agreement"), for the ratable benefit of the Canadian Collateral Agent and the other Secured Parties, a system of deposit accounts (each, a "Blocked Account") into which the Proceeds of Accounts Receivable and Inventory shall be directly deposited. Prior to January 10, 2003, the Canadian Grantors shall have received duly authorized, executed and delivered Blocked Account Agreements from Relationship Banks with Blocked Accounts that received 70% of the Proceeds received and directly deposited in respect of Accounts Receivable and Inventory (calculated without giving effect to such Proceeds that are in the form of credit or debit card receivables) over the third fiscal quarter of the fiscal year ending February 22, 2003. If less than 70% of the Proceeds received in respect of Accounts Receivable and Inventory (calculated without giving effect to such Proceeds that are in the form of credit or debit card receivables) over any fiscal quarterly period (commencing with the first fiscal quarter that begins after January 10, 2003) is directly deposited in the Blocked Accounts, the Canadian Grantors shall make, within 90 days after the end of any such fiscal period, such modifications to the cash management system (including executing additional Blocked Account Agreements and increasing the amount of such Proceeds of Accounts Receivable and Inventory to be deposited directly into the Blocked Accounts) so that if such modifications had been in place during such fiscal period at least 70% of the Proceeds received in respect of Accounts Receivable and Inventory would have been directly deposited into the Blocked Accounts; provided, however, that in the event the Canadian Grantors shall not have made such modifications within such 90-day period, the Canadian Collateral Agent may in its sole discretion extend such period for an additional 90 days. The Canadian Grantors shall have the right, from time to time, to substitute any Relationship Bank party to a Blocked Account Agreement with any other Relationship Bank so long as at least 70% of the Proceeds received in respect of Accounts Receivable and Inventory are directly deposited into the Blocked Accounts during the periods contemplated in this Section 5.01.

         SECTION 2. Representations and Warranties. Each of the Borrowers and other Loan Parties represents and warrants to the Agents and the Lenders that:

                  (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of each of the Credit Agreement and the Security Agreements are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) After giving effect to this Amendment, no Event of Default, or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing.

                  SECTION 3. Conditions to Effectiveness. This Amendment shall become effective (as of the date first written above) on the date (the "Amendment Effective Date") when (i) the Agents (or their counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers, the Grantors, the Canadian Grantors and the Required Lenders, the Collateral Agent and the Canadian Collateral Agent and
(ii) the Agents shall have received payment of the amendment fees payable under
Section 4 below and any out-of-pocket expenses of the Agents payable by the Borrowers that have been invoiced before the Amendment Effective Date.

                  SECTION 4. Fees. The Borrowers agree to pay to each Lender that executes and delivers a copy of this Amendment to the Agents (or their counsel) on or prior to 5:00 p.m. on October 10, 2002, an amendment fee in an amount equal to 0.125% of such Lender's Commitment (whether used or unused), in each case as of the Amendment Effective Date; provided that the Borrowers shall have no liability for any such amendment fee if this Amendment does not become effective pursuant to Section 3. Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

                  SECTION 5. Expenses. The Borrowers shall reimburse the Agents for their reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Agents, and McMillan Binch, Canadian counsel for the Agents.

                  SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Agreement or the Security Agreements, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or either Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or either Security Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and the Security Agreements specifically referred to herein.

                  SECTION 7. Credit Agreement and Security Agreements. Except as specifically amended hereby, the Credit Agreement and the Security Agreements shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby and any reference to either of the Security Agreements shall mean such Security Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

                  SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.




THE GREAT ATLANTIC & PACIFIC
TEA COMPANY, INC.,

  by

Name:
Title:


THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED,

  by

Name:
Title:

  by

Name:
Title:


JPMORGAN CHASE BANK,
individually and as U.S. Administrative Agent and Collateral Agent,

  by

Name:
Title:


J.P. MORGAN BANK CANADA,
as Canadian Administrative Agent and Canadian Collateral Agent,

  by

Name:
Title:

JPMORGAN CHASE BANK, TORONTO BRANCH, as a Lender,

  by

Name:
Title:


COMPASS FOODS, INC.,

   by

Name:
Title:


BORMAN'S, INC.,

   by

Name:
Title:


KOHL'S FOOD STORES, INC.,

   by

Name:
Title:


SHOPWELL, INC.,

   by

Name:
Title:


WALDBAUM, INC.,

  by

Name:
Title:


SUPER FRESH FOOD MARKETS, INC.,

   by

Name:
Title:


SUPER MARKET SERVICE CORP.,

   by

Name:
Title:


EACH OF THE OTHER LOAN PARTIES LISTED ON SCHEDULE I
 TO THE U.S. SECURITY AGREEMENT,

  by

Name:
Title:


THE GREAT ATLANTIC AND PACIFIC TEA COMPANY, LIMITED,

  by

Name:
Title:

  by

Name:
Title:


NEW DOMINION STORES (1986), INC.,

  by

Name:
Title:

  by

Name:
Title:


3399486 CANADA INC.,

  by

Name:
Title:

  by

Name:
Title:


3467210 CANADA INC.,

  by

Name:
Title:

  by

Name:
Title:


3499031 CANADA INC.,

  by

Name:
Title:

  by

Name:
Title:

G.A. LOVE FOODS INC.,

  by

Name:
Title:

  by

Name:
Title:


LOVE'S YORK PROPERTIES INC.,

  by

Name:
Title:

  by

Name:
Title:


A & P PROPERTIES LIMITED,

  by

Name:
Title:

  by

Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF October 10, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 23, 2001, as amended, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, THE OTHER BORROWERS PARTY THERETO, THE LENDERS, JPMORGAN CHASE BANK, as U.S. Administrative Agent, and J.P. MORGAN BANK CANADA, as Canadian Administrative Agent,



Name of Institution: ___________________




by:
    -------------------------------
    Name:
    Title: